SUPPLEMENT TO THE FIDELITY CASH RESERVES AND FIDELITY U.S. GOVERNMENT
RESERVES
JANUARY 18, 1997
STATEMENT OF ADDITIONAL INFORMATION
The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 13.
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
The following information replaces the similar information found in the "Trustees and Officers" section on page 16.
The following table sets forth information describing the compensation of each Trustee of each fund for his or her services for the fiscal year ended November 30, 1996.
COMPENSATION TABLE

Trustees                  Aggregate        Aggregate          Total
                          Compensation     Compensation       Compensation
                          from             from               from the
                          Fidelity Cash    Fidelity U.S.      Fund Complex*A
                          Reserves         Government
                          FundA,B,D        Reserves FundA,C

J. Gary Burkhead **       $ 0              $ 0                $ 0

Ralph F. Cox               6,680            415                137,700

Phyllis Burke Davis        6,524            409                134,700

Richard J. Flynn***        8,284            519                168,000

Edward C. Johnson 3d **    0                0                  0

E. Bradley Jones           6,601            414                134,700

Donald J. Kirk             6,673            418                136,200

Peter S. Lynch **          0                0                  0

William O. McCoy****       3,584            220                85,333

Gerald C. McDonough        6,590            413                136,200

Edward H. Malone***        6,542            407                136,200

Marvin L. Mann             6,542            407                134,700

Thomas R. Williams         6,595            414                136,200

* Information is as of December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
****During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of Fidelity Phillips Street Trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $247, Phyllis Burke Davis, $247, Richard J. Flynn, $0, E. Bradley Jones, $247, Donald J. Kirk, $247, William O. McCoy, $0, Gerald C. McDonough, $247, Edward H. Malone, $247, Marvin L. Mann, $247, and Thomas R. Williams, $247.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $15, Phyllis Burke Davis, $15, Richard J. Flynn, $0, E. Bradley Jones, $15, Donald J. Kirk, $15, William O. McCoy, $0, Gerald C. McDonough, $15, Edward H. Malone, $15, Marvin L. Mann, $15, and Thomas R. Williams, $15.
D For the fiscal year ended November 30, 1996, certain of the non-interested trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Edward H. Malone, $6,295, for Fidelity Cash Reserves.
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.